POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED SEPTEMBER 28, 2016 TO THE PROSPECTUS

DATED FEBRUARY 29, 2016, AS PREVIOUSLY SUPPLEMENTED MARCH 8, 2016 OF:

PowerShares India Portfolio

Effective immediately, the following is added as a new subsection in the section titled “PowerShares India Portfolio—Summary Information—Principal Risks of Investing in the Fund”:

Subsidiary Investment Risk. Changes in the laws of India and/or Mauritius could prevent the Subsidiary from operating as intended and/or from continuing to qualify as a Mauritius resident for tax purposes; any such outcomes could negatively affect the Fund and its shareholders. Additionally, changes in the provisions of the Treaty could result in the imposition of various taxes on the Subsidiary by India, thereby reducing the return to the Fund on its investments. In particular, the governments of India and Mauritius recently entered into a protocol (“2016 Protocol”), whereby the Treaty will be amended to phase out the capital gains tax exemption on shares of Indian companies. Under the 2016 Protocol, shares of such companies acquired during the two-year period between April 1, 2017 and March 31, 2019, will be subject to a reduced capital gain tax; beginning April 1, 2019, capital gains will be taxed at India’s full tax rate. No assurance can be given that the terms of such amendment will not be subject to interpretation and/or renegotiation.

Effective immediately, the following is added as a new subsection in the section titled “PowerShares India Portfolio—Summary Information—Principal Risks of Investing in the Fund”:

Tax Risk. The Fund expects that the Subsidiary may be eligible to receive favorable tax treatment pursuant to the Treaty. However, if India and Mauritius were to further re-negotiate the Treaty, any change in its provisions – such as the change presented by the 2016 Protocol – could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the Fund’s return.

The Indian Income—Tax Act 1961 (“ITA”) provides that, to claim any relief under the Treaty, an entity must hold a valid Tax Residency Certificate (“TRC”) and also provide to Indian tax authorities such other information and documents as may be prescribed under the ITA. While the Subsidiary holds a TRC and is expected to renew it annually, there is no guarantee that such renewal would be granted. In such circumstance, it is possible that the Indian tax authorities may not allow the Subsidiary the benefits under the Treaty.

Indian tax authorities recently have adopted an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

Based on the current provisions of the ITA, general anti-avoidance rules (“GAAR”) are scheduled to be implemented in India for the financial year beginning April 1, 2017. Under GAAR, the Indian tax authorities have been given the power to disregard any arrangement which is considered an ‘impermissible avoidance arrangement’ (“IAA”) – that is, an arrangement whose main purpose is to obtain a tax benefit. If any arrangement were determined to be an IAA, any tax benefits available under the ITA may be eliminated, thereby adversely affecting the Fund’s or the Subsidiary’s business and financial conditions.

Effective immediately, the thirteenth paragraph in the section titled “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund—Indian Securities Risk” on page 9 is deleted in its entirety and replaced with the following:

There is less governmental regulation of the securities industry in India than in the U.S. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available to the Fund.

Effective immediately, the following is added as a new subsection in the section titled “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund”:

Subsidiary Investment Risk

The Subsidiary holds a Tax Residency Certificate (“TRC”) in Mauritius, and accordingly the Fund expects that the Subsidiary should be eligible to claim the benefits of the Treaty. Changes in the laws of India and/or Mauritius could prevent the Subsidiary from operating as intended and/or from continuing to qualify as a Mauritius resident for tax purposes; any such outcomes could negatively affect the Fund and its shareholders. Further, changes in the provisions of the Treaty could result in the imposition of various taxes on the Subsidiary by India, thereby reducing the return to the Fund on its investments.

On May 10, 2016, the governments of India and Mauritius signed the 2016 Protocol, amending the Treaty to phase out the capital gains tax exemption available under the Treaty for investments in shares of companies resident in India. For shares of Indian companies acquired between April 1, 2017 and March 31, 2019, there will be concessional capital gain tax; after April 1, 2019, capital gains will be taxed at India’s full domestic tax rate. This amendment could reduce the return to the Fund on its investments made through the Subsidiary on or after April 1, 2017. No assurance can be given that the terms of such amendment will not be subject to interpretation and/or renegotiation or that the Treaty will not be subject to further renegotiation in the future, which could reduce the return of the Fund on its investment. Any change in the provision of the Treaty or in its applicability to the Subsidiary could result in imposition of withholding and other taxes by the tax authorities in India.

Effective immediately, the following is added as a new subsection in the section titled “Additional Information About the Fund’s Strategies and Risks—Principal Risks of Investing in the Fund”:

Tax Risk

The Subsidiary is a wholly-owned subsidiary of the Fund. The Fund expects that the Subsidiary, being incorporated in Mauritius, may be eligible to receive certain benefits from favorable tax treatment by the Indian government pursuant to the Treaty. The Supreme Court of India has upheld the validity of the Treaty in response to a challenge in a lower court contesting the Treaty’s applicability to entities such as the Subsidiary; however, there can be no assurance that any future challenge will result in a favorable outcome. In addition, if India and Mauritius were to further re-negotiate the Treaty, such a change may affect the tax treatment of investments by Mauritius-based companies, such as the Subsidiary, in India. Any further change in the provisions of the Treaty or in its applicability to the Subsidiary could result in the imposition of withholding and other taxes on the Subsidiary by India, which would reduce the return to the Fund on its investments.

On May 10, 2016, the governments of India and Mauritius signed the 2016 Protocol amending the Treaty whereby the capital gains tax exemption available under the Treaty in respect of transfer of shares of companies resident in India has been restricted to shares acquired up to March 31, 2017. During a transition period covering April 1, 2017 through March 31, 2019, the tax on capital gains arising for shares both acquired and sold during such transition period could potentially be limited to 50% of the applicable tax rates in India, subject to fulfillment of certain conditions set forth in the Treaty. On or after April 1, 2019, capital gains will be taxed at India’s full domestic tax rate. The 2016 Protocol has not made any changes to the Treaty regarding capital gain arising to a tax resident of Mauritius on capital assets other than shares of a company resident in India.

While the Subsidiary currently holds a TRC in Mauritius and is expected to renew it on an annual basis, there is no guarantee that such renewal would be granted by the Mauritius Revenue Authority. Were the Subsidiary be found not to be a tax resident in Mauritius, the Subsidiary would no longer be eligible for the benefits under certain tax treaties, which consequently may have an adverse impact on the taxability of the Subsidiary and the returns to the Fund’s investors.

The Indian Income—Tax Act 1961 (“ITA”) provides that, to claim any relief under the Treaty, an entity must hold a valid TRC and also provide to Indian tax authorities such other information and documents as may be prescribed under the ITA. It is possible that, in the absence of a TRC and other information or documents as may be prescribed, the Indian tax authorities may not allow the Subsidiary the benefits under the Treaty.

Indian tax authorities recently have adopted an aggressive position towards claims of tax exemptions available under tax treaties, and often challenge claims for various reasons (for example, lack of substance in the relevant entity). If the Indian tax authorities were to allege that the benefits under the Treaty were not available to the Subsidiary, they may attempt to deny the benefit of any tax exemption to the Subsidiary that may be available under the Treaty.

The Fund intends to elect to “pass-through” to the Fund’s shareholders—as a deduction or credit—the amount of foreign taxes paid by the Fund. The taxes passed-through to shareholders are included in each shareholder’s income. Certain shareholders, including some non-U.S. shareholders, are not entitled to the benefit of a deduction or credit with respect to foreign taxes paid by the Fund. Other foreign taxes, such as transfer taxes, may be imposed on the Fund, but would not give rise to a credit or be eligible to be passed through to shareholders.

Indian tax law provides for certain provisions (“Indirect Transfer Provisions”) for the levy of capital gains tax on income arising through the transfer of shares in a company organized outside of India that derives, directly or indirectly, its value substantially from assets located in India, subject to certain exceptions. India has clarified that dividends declared and paid by a foreign company in respect of shares which derive their value substantially from assets situated in India would not be taxable in India by virtue of the Indirect Transfer Provisions.

The transfer of the Shares of the Fund or the Subsidiary could be taxable in India if the Shares of the Fund or the Subsidiary derive their value, directly or indirectly, substantially from assets located in India. In a case where all the assets owned by the Fund or the Subsidiary are not located in India, the taxation of gains will be on proportional basis. Further, this will generally be subject to benefits available, if any, under an applicable tax treaty.

Based on the current provisions of the ITA, general anti-avoidance rules (“GAAR”) are scheduled to be implemented in India from financial year beginning April 1, 2017, and gains from investments made on or after this date could be subject to GAAR. Under GAAR, the Indian tax authorities have been given the power to re-characterize or disregard any arrangement which qualifies as an IAA, which is an arrangement whose main purpose is to obtain a ‘tax benefit’ (e.g., a reduction or avoidance of tax that would be payable under the ITA). If any arrangement is determined by the Indian tax authorities to be an IAA, any benefits from a tax perspective available under the ITA may be eliminated, which may have a material adverse effect on the Fund’s or the Subsidiary’s business and financial conditions and results of operations. For more information, please see the section “Dividends, Other Distributions and Taxes—Mauritius Tax Status” in this Prospectus.

While the Fund believes that the activities of the Subsidiary described in this Prospectus should not create a permanent establishment (“PE”) of the Subsidiary in India, there may, however, be a risk that the Indian tax authorities claim that these activities could result in a PE of the Subsidiary in India. If for any reason the activities are held to be a PE of the Subsidiary in India, then the profits of the Subsidiary, to the extent attributable to the PE, could be subject to tax in India. Further, the benefits available to the Subsidiary under the Treaty relating to the capital gains tax exemption also may not be available if the gain arises from transfer of securities which form part of the business property of the PE of the Subsidiary in India and/or the gain pertains to alienation of such PE. In such a case, it appears that if the Subsidiary is registered as an FPI, it may rely on the provisions of the ITA (if they are more favorable) to treat profit arising from transfer of securities (made in accordance with the regulations made under the SEBI Act) as capital gain.

Effective immediately, the section titled “Additional Information About the Fund’s Strategies and Risks— Additional Risks of Investing in the Fund—Tax Risk” is deleted in its entirety.

Please Retain This Supplement for Future Reference.

P-PIN-PRO-1-SUP-2 092816